UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 26, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                            ACRES GAMING INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        0-22498                 88-0206560
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

                 7115 Amigo, Suite 150, Las Vegas, Nevada 89119
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Acres Gaming  Incorporated  Press  Release  issued  August 26,
                  2003.*

      *Exhibit 99.1 is being furnished under Item 12 Results of Operations and Financial Condition and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 12. Results of Operations and Financial Condition

      On August 26, 2003, Acres Gaming Incorporated issued a press release announcing its earnings for the quarter and fiscal year ended June 30, 2003. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACRES GAMING INCORPORATED

Dated: August 26, 2003                 By /s/ Patrick W. Cavanaugh
                                          --------------------------
                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99.1        Acres Gaming Incorporated Press Release issued August 26,
                  2003.